Prime Credit Card Master Trust					13-Nov-03
					10:07 AM
Settlement Statement
-	-	--

Distribution Date:					17-Nov-03

Monthly Period:		October, 2003
		05-Oct-03
		01-Nov-03

(i) Collections					$356,321,738
Finance Charge					40,562,204
Principal					315,759,534

(ii) Investor Percentage - Principal Collections					01-Nov-03

	Series 2000-1				24.9%
	A				20.9%
	B				2.0%
	C				2.0%

	Series 1992-3				0.0%
	A				0.0%
	B				0.0%

(iii) Investor Percentage - Finance Charge Collections, Receivables

	Series 2000-1				24.9%
	A				20.9%
	B				2.0%
	C				2.0%

	Series 1992-3				0.0%
	A				0.0%
	B				0.0%

(iv) Distribution Amount per $1,000				17-Nov-03

	Series 2000-1				$5.583
	A				5.583
	B				0.000
	C				0.000

	Series 1992-3				$0.000
	A				0.000
	B				0.000

	Total $'s Distributed
	Series 2000-1				$2,233,333.33
	Series 1992-3				$0.00

(v) Allocation to Principal per $1,000				17-Nov-03

	Series 2000-1				$0.000
	A				0.000
	B				0.000
	C				0.000

	Series 1992-3				$0.000
	A				0.000
	B				0.000

	Total $'s Distributed				$0.00
	Series 2000-1				$0.00
	Series 1992-3				$0.00

(vi) Allocation to Interest per $1,000				17-Nov-03

	Series 2000-1				$5.583
	A				5.583
	B				0.000
	C				0.000

	Series 1992-3				$0.000
	A				0.000
	B				0.000

	Total $'s Distributed
	Series 2000-1				$2,233,333.33
	Series 1992-3				$0.00

(vii) Investor Default Amount

	Series 2000-1				$3,315,023.45
	A				$2,784,564.01
	B				265,229.72
	C				265,229.72

	Series 1992-3				$0.00
	A				$0.00
	B				$0.00

(viii) Investor Charge Offs
			Charge Offs		Reimbursements
	Series 2000-1		$0.00		$0.00
	A		0.00		0.00
	B		0.00		0.00
	C		0.00		0.00

	Series 1992-3		$0.00		$0.00
	A		0.00		0.00
	B		0.00		0.00

(ix) Servicing Fee

	Series 2000-1				$793,666.67
	A				666,666.67
	B				63,500.00
	C				63,500.00

	Series 1992-3				$0.00
	A				0.00
	B				0.00

(x) Deficit Controlled Amortization Amount

	Series 2000-1				$0.00
	A				0.00
	B				0.00
	C				0.00

	Series 1992-3				$0.00
	A				0.00
	B				0.00

(xi) Receivables in Trust			01-Nov-03		$2,000,912,234.02
Principal Receivables in Trust					$1,908,450,079.69

(xii) Invested Amount			01-Nov-03

	Series 2000-1				$476,200,000.00
	A				400,000,000.00
	B				38,100,000.00
	C				38,100,000.00

	Series 1992-3				$72,715,153.94
	A				59,990,002.00
	B				12,725,151.94

(xiii) Enhancement					NA

(xiv) Pool Factor					NA

(xv) Yield Factor					10.517%
Finance Charge Receivables Factor					4.621%

(xvi) Payout Event

	Series 2000-1				NO
	Series 1992-3				NO

(xvii) Other

	Delinquency

	Current			90.75%	$1,685,822,779
	30 days			4.18%	$77,703,526
	60 days			1.41%	$26,284,798
	90 days			0.92%	$17,080,136
	120 days			0.81%	$15,127,385
	150 days			0.75%	$13,864,610
	180 days+			1.18%	$21,837,488
	Total			100.00%	$1,857,720,723

	Balance in Principal Funding Account			1-Nov-03	$0

Last Updated on 11/17/03
By HO0DMW